SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2009

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7A-D Hong Kong Industrial Building, 444-452 Des Voeux Road West, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(949) 903-0468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 9.01	Financial Statements and Exhibits.

In this Current Report on Form 8-K, unless the context otherwise requires:

(a)           all references to “Trestle” refers (i) prior to the consummation of the transactions contemplated by the Share Exchange Agreement (the “Exchange Agreement”) referred to in our Current Report on Form 8-K filed with the SEC on June 3, 2009, to Trestle Holdings, Inc. (“Trestle”), a inactive development stage Delaware corporation, and (ii) on and after consummation of the transactions contemplated by the Share Exchange Agreement, to Trestle (to be renamed “MoqiZone Holding Corporation”).

(b)           all references to the “MoqiZone Group” refers collectively to MobiZone Holdings Limited, a Hong Kong corporation (“MobiZone Hong Kong”), MoqiZone Holdings Limited, a Cayman Island corporation (“MoqiZone Cayman”) and MoqiZone (Shanghai) Information Technology Company Limited (“Shanghai MoqiZone”), a corporation organized under the laws of the People’s Republic of China (“China” or the “PRC”), a wholly foreign owned enterprise or “WFOE,” and a wholly-owned subsidiary of MobiZone Hong Kong.

(c)           all references to ‘we,’’ ‘‘us,’’ ‘‘our’’ and “the Company” refers collectively to Trestle and its direct and indirect subsidiaries including MobiZone Hong Kong, MoqiZone Cayman and Shanghai MoqiZone as at the date of this Current Report on Form 8-K, and following the closing of the transactions contemplated by the Exchange Agreement.

The MobiZone Hong Kong Financing

As previously reported in our Current Report on Form 8-K filed with the SEC on June 3, 2009, on June 1, 2009, we completed a private financing of $4,345,000, with 10 accredited investors (the “First Financing”), which includes $300,000 that we received in October 2008 pursuant to a Convertible Loan Agreement with two accredited investors (the “Convertible Notes”); the Convertible Notes automatically convert into the same securities issued to the investors pursuant to the First Financing.  The net proceeds from the First Financing were approximately $3,637,000.   The securities offered in the First Financing were sold pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company, MoqiZone Cayman, Lawrence Cheung, MKM Capital Opportunity Fund Ltd. and each of the purchasers thereto (the “Investors”).  Pursuant to the Purchase Agreement, we issued a total of approximately 435 Units of securities consisting of (a) $10,000 of 8% exchangeable convertible notes of MobiZone Hong Kong due March 31, 2011 (the “Notes”), (b) three year Class A callable warrants (the “Class A Warrants”) to purchase 2,778 shares of common stock of Trestle, at an exercise price of $2.50 per share, and (c) three year Class B non-callable warrants (the “Class B Warrants”) to purchase 2,778 shares of common stock of Trestle at an exercise price of $3.00 per share.  The exercise prices of the Warrants are subject to weighted average and other anti-dilution adjustments. Pursuant to the sale of approximately 435 Units, we issued an aggregate of approximately $4,345,000 of Notes, Class A Warrants to purchase up to 1,206,948 shares of common stock and Class B Warrants to purchase up to 1,206,948 shares of common stock will be issued.

On August 11, 2009, we completed a private equity financing of $900,000 with 3accredited investors (the “Second Financing”).  Net proceeds from the Second Financing are approximately $800,000.  Pursuant to the Second Financing, we issued a total of approximately 90 Units of securities consisting of (a) $10,000 of 8% exchangeable convertible notes of MobiZone Hong Kong due March 31, 2011 (the “Notes”), (b) three year Class A callable warrants (the “Class A Warrants”) to purchase 2,778 shares of common stock of Trestle, at an exercise price of $2.50 per share, and (c) three year Class B non-callable warrants (the “Class B Warrants”) to purchase 2,778 shares of common stock of Trestle at an exercise price of $3.00 per share.  The exercise prices of the Warrants are subject to weighted average and other anti-dilution adjustments. Pursuant to the sale of approximately 90 Units, we issued an aggregate of approximately $900,000 of Notes, Class A Warrants to purchase up to 250,000 shares of common stock and Class B Warrants to purchase up to 250,000 shares of common stock will be issued.   All of the securities issued in the Second Financing contain the same terms and conditions as the securities issued to the Investors of the First Financing.

In combination with the First Financing, we raised a total of $5,245,000 from 13 accredited investors.  As a result of these two financings, we issued a total of approximately 524.5 Units of securities consisting of (a) $10,000 of 8% exchangeable convertible notes of MobiZone Hong Kong due March 31, 2011 (the “Notes”), (b) three year Class A callable warrants (the “Class A Warrants”) to purchase 2,778 shares of common stock of Trestle, at an exercise price of $2.50 per share, and (c) three year Class B non-callable warrants (the “Class B Warrants”) to purchase 2,778 shares of common stock of Trestle at an exercise price of $3.00 per share.   Pursuant to the sale of approximately 524.5 Units, we issued an aggregate of approximately $5,245,000 of Notes, Class A Warrants to purchase up to 1,456,948 shares of common stock and Class B Warrants to purchase up to 1,456,948 of common stock will be issued.  The net proceeds from the Financings are to be used for working capital and general corporate purposes.  We are obligated to file a registration statement within 150 days of the second closing, providing for the resale of the shares of common stock underlying the securities issued pursuant to the Financings.

In connection with the Second Financing, we granted warrants to purchase up to 100,000 shares of common stock to TriPoint Global Equities, LLC, the placement agent or its designees.  These warrants have the same terms as the warrants issued to Investors and included in the Units.  In combination with the First Financing, the placement agent received a total of 582,779 warrants to purchase up to 582,779 shares of our common stock. These warrants have the same terms as the warrants issued to Investors and included in the Units.

Following our one-for-254.5 reverse stock split (the “Reverse Stock Split”), which shall be effective upon the effectiveness of the Information Statement on Schedule 14C that we will mail to our shareholders on or about August 25, 2009, the Notes from the Financings will be automatically cancelled and exchanged for a total of 2,913,890 shares of Series A Preferred Stock, which are convertible into an aggregate of 2,913,890 shares of common stock.  We are hopeful that the Information Statement will be effective on or about August 25, 2009.

For a more complete description of the terms of the Notes, the Class A Warrants, Class B Warrants, and the Series A Preferred Stock, please see the section entitled “Description of Securities” in our June 1, 2009 Current Report on Form 8-K.

As a result of the Share Exchange we consummated on June 1, 2009 and the Financings, on a fully-diluted basis (giving effect to the conversion of all outstanding convertible notes and preferred stock and the exercise of all outstanding warrants and options, as well as the Reverse Stock Split and cancelled Notes) we will have approximately 17,857, 359, shares of common stock issued and outstanding.  Of that amount, the Mobizone shareholders will own approximately 95% of our issued and outstanding shares of common stock; the remaining 5% of the then outstanding shares of our common stock are publicly traded and are owned by approximately 83 shareholders of record.

The Financings described herein was consummated pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Section 4(2) of the Securities Act, Rule 506 of Regulation D and/or Regulation S promulgated thereunder. The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing information has been disclosed herein as it is material to the Financings and should not be construed as an offer to sell or solicitation of an offer to buy our securities.

Recent Sales of Unregistered Securities.

Reference is made to the disclosures set forth above. We believe that all of the sales of such unregistered securities were and will be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) of the Securities Act, Rule 506 of Regulation D and/or Regulation S as promulgated by the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

See the Exhibit Index hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.
 (Registrant)

By:  /s/ Lawrence Cheung
      Name:  Lawrence Cheung
      Title:   Chief Executive Officer

Date:  August 11, 2009

EXHIBIT INDEX

10.1	Form of Securities Purchase Agreement (Incorporated by reference to exhibit 10.1 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.2	Form of 8% Exchangeable Note issued under Securities Exchange Agreement (Incorporated by reference to exhibit 10.2 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.3	Form of Registration Rights Agreement (Incorporated by reference to exhibit 10.3 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.4
Form of Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock (Incorporated by reference to exhibit 10.4 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.5
Form of Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock (Incorporated by reference to exhibit 10.5 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.6	Form of Series A Warrant (Incorporated by reference to exhibit 10.6 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.7	Form of Series B Warrant (Incorporated by reference to exhibit 10.7 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.8	Form of Pledge Agreement (Incorporated by reference to exhibit 10.8 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.9	Form of Guaranty Agreement (Incorporated by reference to exhibit 10.9 of the Current Report on Form 8-K that we filed on June 3, 2009).

10.10	Form of Share Escrow Agreement (Incorporated by reference to exhibit 10.11 of the Current Report on Form 8-K that we filed on June 3, 2009).
99.1	Press Release